Exhibit 99.1

FOR IMMEDIATE RELEASE

For more information, contact:

Greg Cross

Extreme Networks Public Relations

408/579-3483

gcross@extremenetworks.com

EXTREME NETWORKS COMPLETES STOCK OPTIONS REVIEW AND SUBMITS SEC FILINGS

Schedules Q4’07 conference call

SANTA CLARA, Calif.; June 28, 2007 – Extreme Networks, Inc. (Nasdaq: EXTR), today announced that it has completed its review of its historical stock option grant practices and filed with the Securities and Exchange Commission its Form 10-K for the fiscal year ended July 2, 2006 (“2006 Form 10-K”), as well as its Form 10-Qs for the fiscal quarters ended October 1, 2006, December 31, 2006, and April 1, 2007. Those filings had been delayed pending the conclusion of a review of the Company’s historical stock option practices by a Special Committee of the Board of Directors, and the subsequent decision to restate financial results for certain prior periods.

Summary of Completed Stock Options Review

The Special Committee of the Board of Directors has completed its investigation into the Company’s historical stock option practices and reported its findings and recommendations to the Board. The Special Committee reviewed and tested over 8,000 grants, including all grants to Board members, officers, and executive level employees between April 9, 1999, the date of the Company’s initial public offering, and September 30, 2006, (the “Review Period”).

The Special Committee found deficiencies in the Company’s processes for approving and documenting option grants, which resulted in the Company erroneously treating the stated grant date as the measurement date for financial accounting purposes with respect to certain options.  These deficiencies occurred predominantly during 1999 through 2001 (fiscal 2000 through 2002), but continued in some respects until fiscal 2004. No issues were found with the accounting for options granted during fiscal 2005 or 2006.

The Special Committee found no evidence of fraud and concluded that none of the Company personnel involved intended to mislead investors or were aware that the Company’s stock option granting and documentation practices had resulted or would result in a material misstatement of the Company’s financial results. The Special Committee found no evidence of misconduct by current management, and found no involvement by (among others) the current CEO, CFO, Controller, or Vice President, General Counsel in any of the grants for which inaccurate measurement dates were used. The Special Committee also confirmed that none of the affected options granted to the Company’s officers or directors has ever been exercised.

The Company’s processes for documenting and accounting for stock options improved substantially during fiscal 2004 and were effective in enabling the Company to account properly for all stock options granted during fiscal 2005 and fiscal 2006. The Special Committee also recommended additional new processes, which the Board adopted, with regard to grants of equity compensation awards to Board members, officers, and non-officer employees. These new processes are designed to ensure that the Company continues to employ best practices and procedures with respect to equity compensation awards.

Summary of Restatement

Based on the Special Committee’s investigation, with the concurrence of management and the Audit Committee, the Company determined that the Company should have recognized approximately $223.0 million of pre-tax, non-cash, share-based compensation expense during the Review Period that was not accounted for in the Company’s previously issued financial statements. In addition, the Company should have recorded approximately $0.3 million of income tax benefits. Therefore, the Company is restating financial information in its 2006 Form 10-K for each of the fiscal years ended July 3, 2005, June 27, 2004, June 29, 2003, and June 30, 2002. On a voluntary basis, the Company is including its restated consolidated statements of operations and consolidated balance sheet data for the years ended July 1, 2001, and July 2, 2000 in Item 6 in its 2006 Form 10-K. This restatement had no impact on the Company’s consolidated statement of operations for the fiscal year ended July 2, 2006 or on the Company’s previously reported revenues for any fiscal year. The restatement also had no impact on the Company’s previously reported cash positions for any period.

Further information regarding the stock options review, the restatement, and related matters is included in the Company’s Form 10-K for the fiscal year ended July 2, 2006. Previously filed annual reports on Form 10-K and quarterly reports on Form 10-Q for the periods affected by the restatement have not been amended and, as such, should not be relied upon, and are superseded in their entirety by the information in the filings made with the SEC today, available in the Real Time SEC Filings section at http://www.extremenetworks.com/about-extreme/investor-relations.aspx.

Status of Nasdaq Listing

On June 22, 2007, the Company received a letter from The Nasdaq Listing and Hearings Review Council (the “Listing Council”), which issued a ruling granting it an extension until July 3, 2007 to file the reports filed today with the SEC. On June 25, 2007, the Company received a letter from the Nasdaq Market advising that the Board of Directors of The NASDAQ Stock Market, Inc. (the “Nasdaq Board”) had stayed the decision of the Listing Council pending further consideration by the Nasdaq Board in July 2007.

Extreme Networks believes it is now current in its SEC reporting obligations and believes that it has complied with all conditions set forth for continued listing by the Nasdaq Listing Qualifications Panel at this time. However, the Company is required under the Nasdaq Listing Qualifications to hold an annual stockholder meeting each fiscal year, and it has not held such a meeting during Fiscal 2007. Extreme Networks has scheduled an annual stockholder meeting for July 30, 2007, and filed its definitive proxy statement for that meeting today. The Company expects that Nasdaq will now conclude its review of the Company’s listing status and grant continued listing of Extreme Networks’ common stock on the Nasdaq Global Market.

Fourth Quarter Conference Call and Webcast

Extreme Networks will discuss the financial results and other information presented in its SEC filings when it issues the results of its fiscal fourth quarter and year ended July 1, 2007. Those results will be released after the close of regular market trading on Wednesday, August 1, 2007 with a conference call to be held at 5:00 p.m. Eastern Time (2:00 p.m. Pacific Time). A live webcast and replay of the call will be available at http://www.extremenetworks.com/about-extreme/investor-relations.aspx.

Non-GAAP Financial Measures

Extreme Networks provides all financial information required in accordance with generally accepted accounting principles (GAAP). To supplement its consolidated financial statements presented in accordance with GAAP, the Company has provided a non-GAAP reconciliation of its Consolidated Statement of Operations for the quarters ended October 1, 2006, December 31, 2006 and April 1, 2007, which are adjusted to exclude share-based compensation expense, costs associated with the stock option Special Investigation and restructuring charges. These non-GAAP measures are not computed in accordance with GAAP and may differ from the methods used by other companies. These non-GAAP measures are not meant as a substitute for comparable GAAP measures. These measures should only be used to evaluate the Company’s results of operations in conjunction with the corresponding GAAP measures for comparable financial information and understanding of the Company’s ongoing performance as a business. Extreme Networks uses both GAAP and non-GAAP measures to evaluate and manage its operations.

Extreme Networks, Inc.

Extreme Networks designs, builds, and installs Ethernet infrastructure solutions that solve the toughest business communications challenges.  Our commitment to open networking sets us apart from the alternatives by delivering meaningful insight and unprecedented control to applications and services.  We believe openness is the best foundation for growth, freedom, flexibility, and choice. We focus on enterprises and service providers who demand high performance, converged networks that support voice, video and data, over a wired and wireless infrastructure.

###

This press release contains forward-looking statements, including statements regarding our belief that we have now become current in our filings with the SEC and are compliant with NASDAQ rules and the expectation that the Company will continue to be listed on the NASDAQ Global Select Market. These forward looking statements are subject to risks and uncertainties, and actual results could differ materially from those projected. These risks and uncertainties include, but are not limited to, the timing and outcome of the Nasdaq Board’s Listing Council’s, or Hearing Panel’s review of the matter. Information regarding other risks and uncertainties can be found in the Company’s most recently filed annual report on Form 10-K and other filings that have been made with the SEC.

Extreme Networks, BlackDiamond, Sentriant, and Summit are either trademarks or registered trademarks of Extreme Networks, Inc. in the United States and other countries. All other names and marks are the property of their respective owners. © 2007 Extreme Networks, Inc. All Rights Reserved.

EXTREME NETWORKS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands)

	April 1, 2007	December 31, 2006	October 1, 2006	July 2, 2006
ASSETS
Current assets:
Cash and cash equivalents	$84,549	$64,667	$138,282	$92,598
Short-term investments	99,980	112,482	251,385	297,726
Accounts receivable, net	25,088	30,248	27,845	27,681
Inventories, net	22,246	23,202	24,077	19,303
Prepaid expenses and other current assets, net	12,946	11,440	8,328	9,420

Total current assets	244,809	242,039	449,917	446,728
Property and equipment, net	44,006	45,020	44,820	46,499
Marketable securities	30,220	27,010	33,750	42,781
Other assets, net	22,714	24,207	22,196	22,710

TOTAL ASSETS	$341,749	$338,276	$550,683	$558,718

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$19,169	$16,739	$24,353	$20,138
Accrued compensation and benefits	13,103	12,223	11,992	11,758
Restructuring liabilities	3,620	5,197	6,601	5,571
Accrued warranty	7,273	6,990	7,168	7,027
Deferred revenue	32,380	32,635	33,492	35,406
Convertible subordinated notes	—	—	200,000	200,000
Other accrued liabilities	23,205	19,492	21,724	19,581

Total current liabilities	98,750	93,276	305,330	299,481
Restructuring liabilities, less current portion	8,979	9,626	10,443	11,471
Deferred revenue, less current portion	10,327	10,851	9,265	9,699
Deferred income taxes	674	654	604	579
Other long-term liabilities	2,902	3,020	1,306	1,307
Commitments and contingencies
Stockholders’ equity:
Common stock and capital in excess of par value	933,340	932,097	930,341	927,835
Treasury stock	(48,303)	(48,303)	(44,901)	(33,700)
Accumulated other comprehensive income (loss)	620	230	(390)	(1,567)
Accumulated deficit	(665,540)	(663,175)	(661,315)	(656,387)

Total stockholders’ equity	220,117	220,849	223,735	236,181

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$341,749	$338,276	$550,683	$558,718

EXTREME NETWORKS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended			Nine Months Ended April 1, 2007
	October 1, 2006	December 31, 2006	April 1, 2007
Net revenues:
Product	$67,982	$71,074	$69,578	$208,634
Service	15,781	15,779	15,541	47,101

Total net revenues	83,763	86,853	85,119	255,735

Cost of revenues:
Product	31,799	31,968	29,132	92,899
Service	8,813	8,409	8,121	25,344

Total cost of revenues	40,612	40,377	37,253	118,243

Gross margin:
Product	36,183	39,106	40,446	115,735
Services	6,968	7,370	7,420	21,757

Total gross margin	43,151	46,476	47,866	137,492

Operating expenses:
Sales and marketing	25,443	25,829	24,886	76,158
Research and development	15,774	15,602	18,394	49,770
General and administrative	7,605	8,790	8,929	25,324
Restructuring charge	1,534	(231)	(157)	1,146

Total operating expenses	50,356	49,990	52,052	152,398

Operating (loss)	(7,205)	(3,514)	(4,186)	(14,906)
Other income, net	3,064	2,227	2,018	7,309

(Loss) before income taxes	(4,141)	(1,287)	(2,168)	(7,597)
Provision for income taxes	786	573	195	1,554

Net (loss)	$(4,927)	$(1,860)	$(2,363)	$(9,151)

Net (loss) per share — basic	$(0.04)	$(0.02)	$(0.02)	$(0.08)
Net (loss) per share — diluted	$(0.04)	$(0.02)	$(0.02)	$(0.08)

Shares used in per share calculation — basic	115,653	113,644	113,585	114,294
Shares used in per share calculation — diluted	115,653	113,644	113,585	114,294

EXTREME NETWORKS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(In thousands)

(Unaudited)

	Three Months Ended			Nine Months Ended April 1, 2007
	October 1, 2006	December 31, 2006	April 1, 2007
Cash flows from operating activities:
Net (loss)	$(4,927)	$(1,860)	$(2,363)	$(9,151)
Adjustments to reconcile net (loss) to net cash provided by (used in) operating activities:
Depreciation and amortization	2,361	1,907	1,963	6,231
Provision for doubtful accounts	2	—	—	2
Provision for excess and obsolete inventory	467	1,677	186	2,330
Deferred income taxes	25	(528)	598	95
Amortization of warrant	1,012	1,012	1,012	3,036
Restructuring charge	1,534	(231)	(157)	1,146
Loss on disposal of assets	76	(71)	12	17
Stock-based compensation	1,850	1,808	1,325	4,983
Changes in operating assets and liabilities, net
Accounts receivable	(218)	(2,411)	5,150	2,521
Inventories	(5,239)	(803)	769	(5,273)
Prepaid expenses and other assets	647	(5,550)	(1,594)	(6,497)
Accounts payable	4,215	(7,615)	2,431	(969)
Accrued compensation and benefits	234	231	880	1,345
Restructuring liabilities	(1,532)	(1,991)	(2,066)	(5,589)
Accrued warranty	141	(177)	281	245
Deferred revenue	(2,348)	729	(780)	(2,399)
Other accrued liabilities	2,218	(325)	2,107	4,000
Other long-term liabilities	—	0	1,594	1,594

Net cash provided by (used in) operating activities	518	(14,198)	11,347	(2,333)

Cash flows from investing activities:
Capital expenditures	(758)	(2,037)	(960)	(3,755)
Purchases of investments	(76,980)	(18,079)	(49,011)	(144,070)
Proceeds from sales and maturities of investments and marketable securities	133,450	164,153	58,585	356,188

Net cash provided by investing activities	55,712	144,037	8,614	208,363

Cash flows from financing activities:
Proceeds from issuance of common stock, net of repurchases	655	(53)	(79)	523
Repurchase of common stock	(11,201)	(3,401)	—	(14,602)
Principal payment on convertible debt	—	(200,000)	—	(200,000)

Net cash used in financing activities	(10,546)	(203,454)	(79)	(214,079)

Net increase (decrease) in cash and cash equivalents	45,684	(73,615)	19,882	(8,049)
Cash and cash equivalents at beginning of period	92,598	138,282	64,667	92,598

Cash and cash equivalents at end of period	$138,282	$64,667	$84,549	$84,549

EXTREME NETWORKS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

GAAP TO NON-GAAP RECONCILIATION

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended			Nine Months Ended April 1, 2007
	October 1, 2006	December 31, 2006	April 1, 2007
Net income (loss) — GAAP Basis	$(4,927)	$(1,860)	$(2,363)	$(9,151)

Non-GAAP adjustments
Stock-based compensation expense	$1,850	$1,808	$1,325	$4,983
Stock option investigation expenses	—	2,771	2,846	5,617
Restructuring charge	1,534	(231)	(157)	1,146

Total non-GAAP adjustments	$3,384	$4,348	$4,014	$11,746

Net income (loss) — Non-GAAP Basis	$(1,543)	$2,488	$1,651	$2,595

Non-GAAP adjustments
Cost of product revenue	$197	$201	$189	$587
Cost of service revenue	123	116	69	308
Sales and Marketing	667	635	470	1,772
Research and Development	558	564	395	1,517
General and Administrative	305	3,063	3,048	6,416
Restructuring charge	1,534	(231)	(157)	1,146

Total non-GAAP adjustments	$3,384	$4,348	$4,014	$11,746

Note: The non-GAAP adjustment for Cost of Revenues, Sales and Marketing, and Research and Development is related to share-based compensation expense. The non-GAAP adjustment for General and Administrative expenses includes both share-based compensation and costs associated with our stock option Special Investigation.

EXTREME NETWORKS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

NON-GAAP PRESENTATION

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended			Nine Months Ended April 1, 2007
	October 1, 2006	December 31, 2006	April 1, 2007
Net revenues:
Product	$67,982	$71,074	$69,578	$208,634
Service	15,781	15,779	15,541	47,101

Total net revenues	83,763	86,853	85,119	255,735

Cost of revenues:
Product	31,602	31,767	28,943	92,312
Service	8,690	8,293	8,052	25,036

Total cost of revenues	40,292	40,060	36,995	117,348

Gross margin:
Product	36,380	39,307	40,635	116,322
Services	7,091	7,486	7,489	22,065

Total gross margin	43,471	46,793	48,124	138,387

Operating expenses:
Sales and marketing	24,776	25,194	24,416	74,386
Research and development	15,216	15,038	17,999	48,253
General and administrative	7,300	5,727	5,881	18,908
Restructuring charge	—	—	—	—

Total operating expenses	47,292	45,959	48,296	141,547

Operating income (loss)	(3,821)	834	(172)	(3,160)
Other income, net	3,064	2,227	2,018	7,309

Income (loss) before income taxes	(757)	3,061	1,846	4,149
Provision for income taxes	786	573	195	1,554

Net income (loss)	$(1,543)	$2,488	$1,651	$2,595

Net income (loss) per share — basic	$(0.01)	$0.02	$0.01	$0.02
Net income (loss) per share — diluted	$(0.01)	$0.02	$0.01	$0.02

Shares used in per share calculation — basic	115,653	113,644	113,585	114,294
Shares used in per share calculation — diluted	115,653	113,644	113,585	114,294

EXTREME NETWORKS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended				Year Ended July 2, 2006
	October 2, 2005	January 1, 2006	April 2, 2006	July 2, 2006
Net revenues:
Product	$81,917	$76,998	$69,148	$66,761	$294,824
Service	16,005	15,789	16,302	15,681	63,777

Total net revenues	97,922	92,787	85,450	82,442	358,601

Cost of revenues:
Product	35,926	33,517	30,432	30,682	130,557
Service	8,708	8,488	8,806	8,166	34,168

Total cost of revenues	44,634	42,005	39,238	38,848	164,725

Gross margin:
Product	45,991	43,481	38,716	36,079	164,267
Services	7,297	7,301	7,496	7,515	29,609

Total gross margin	53,288	50,782	46,212	43,594	193,876

Operating expenses:
Sales and marketing	25,916	23,962	23,148	25,426	98,452
Research and development	16,263	15,670	14,456	15,577	61,966
General and administrative	7,175	6,052	6,505	5,766	25,498
Restructuring charge				3,268	3,268

Total operating expenses	49,354	45,684	44,109	50,037	189,184

Operating income (loss)	3,934	5,098	2,103	(6,443)	4,692
Other income, net	929	1,427	1,383	1,876	5,615

Income (loss) before income taxes	4,863	6,525	3,486	(4,567)	10,307
Provision for income taxes	510	875	645	(232)	1,798

Net income (loss)	$4,353	$5,650	$2,841	$(4,335)	$8,509

Net income (loss) per share — basic	$0.04	$0.05	$0.02	$(0.04)	$0.07
Net income (loss) per share — diluted	$0.03	$0.05	$0.02	$(0.04)	$0.07

Shares used in per share calculation — basic	123,018	123,007	120,940	118,453	121,286
Shares used in per share calculation — diluted	124,754	124,806	122,818	118,453	123,049

EXTREME NETWORKS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

GAAP TO NON-GAAP RECONCILIATION

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended				Year Ended July 2, 2006
	October 2, 2005	January 1, 2006	April 2, 2006	July 2, 2006
Net income (loss) — GAAP Basis	$4,353	$5,650	$2,841	$(4,335)	$8,509

Non-GAAP adjustments
Stock-based compensation expense	$1,870	$1,574	$1,315	$2,236	$6,995
Restructuring charge				3,268	3,268

Total non-GAAP adjustments	$1,870	$1,574	$1,315	$5,504	$10,263

Net income — Non-GAAP Basis	$6,223	$7,224	$4,156	$1,169	$18,772

Non-GAAP adjustments
Cost of product revenue	$170	$196	$147	$205	$718
Cost of service revenue	$108	$92	$77	$140	417
Sales and Marketing	$782	$594	$500	$888	2,764
Research and Development	$525	$442	$363	$663	1,993
General and Administrative	$285	$250	$228	$340	1,103
Restructuring charge				$3,268	3,268

Total non-GAAP adjustments	$1,870	$1,574	$1,315	$5,504	$10,263

EXTREME NETWORKS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

NON-GAAP PRESENTATION

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended				Year Ended July 2, 2006
	October 2, 2005	January 1, 2006	April 2, 2006	July 2, 2006
Net revenues:
Product	$81,917	$76,998	$69,148	$66,761	$294,824
Service	16,005	15,789	16,302	15,681	63,777

Total net revenues	97,922	92,787	85,450	82,442	358,601

Cost of revenues:
Product	35,756	33,321	30,285	30,477	129,839
Service	8,600	8,396	8,729	8,026	33,751

Total cost of revenues	44,356	41,717	39,014	38,503	163,590

Gross margin:
Product	46,161	43,677	38,863	36,284	164,985
Services	7,405	7,393	7,573	7,655	30,026

Total gross margin	53,566	51,070	46,436	43,939	195,011

Operating expenses:
Sales and marketing	25,134	23,368	22,648	24,538	95,688
Research and development	15,738	15,228	14,093	14,914	59,973
General and administrative	6,890	5,802	6,277	5,426	24,395
Restructuring charge	—	—	—	—	—

Total operating expenses	47,762	44,398	43,018	44,878	180,056

Operating income (loss)	5,804	6,672	3,418	(939)	14,955
Other income, net	929	1,427	1,383	1,876	5,615

Income before income taxes	6,733	8,099	4,801	937	20,570
Provision for income taxes	510	875	645	(232)	1,798

Net income	$6,223	$7,224	$4,156	$1,169	$18,772

Net income per share — basic	$0.05	$0.06	$0.03	$0.01	$0.15
Net income per share — diluted	$0.05	$0.06	$0.03	$0.01	$0.15

Shares used in per share calculation — basic	123,018	123,007	120,940	118,453	121,286
Shares used in per share calculation — diluted	124,754	124,806	122,818	118,453	123,049